Exhibit 10.14

P.O. Box 788
71 N. Broad Street
Winder, GA 30680
770.867.9111
Fax: 770.867.9117

January 29, 2007

Mr. Drew Edwards

Chief Executive Officer

Banuestra Financial Corporation

623 Holcomb Bridge Road

Roswell, GA 30076

Dear Mr. Edwards:

The Peoples Bank of Winder, Georgia (hereinafter the “Bank”) is pleased to offer this Loan Agreement for the financing that you requested. The loan is subject to the following terms and conditions.

Borrower:	Banuestra Financial Corporation.

Guarantors:	This loan shall be guaranteed to 125% of the amount financed on a cumulative basis via the personal guarantees from the following individuals:
	1. Drew Edwards	$500,000
	2. John Collins	$1,000,000
	3. Bailey Robinson	$1,000,000
	4. Luz Urrutia	$250,000
	5. Richard Cambers	$500,000

Bank:	The Peoples Bank of Winder, Georgia

Loan Amount:	$2,750,000

Interest Rate:	Wall Street Journal Prime + 1%

Origination Fee:	One percent of the loan amount.

Loan Terms:

Six months with a six month extension available, the terms of which shall be separate from this agreement and negotiated at the time of the extension. The extension will be subject to underwriting, due diligence, and approval from the Bank at the time it is requested. The request for this extension must be made to Bank in writing within thirty (30) days of the maturity date of this loan. This note will be a revolving line of credit with interest payments due quarterly.

Prepayment
Penalty:	The loan may be prepaid in part or in full at any time without penalty.

Costs:

All costs incurred in preparation of and in closing the loan will be paid by the Borrower(s) to include, but not limited to the following: appraisal fee, legal fees to include legal fees incurred by Bank, title insurance premium, filing fees, survey fees and any other costs necessary to close loan.

www.tpbonline.com

Collateral:	First priority security interest evidenced by executed UCC-1 in all cash, cash accounts, and checks in clearing of Banuestra Financial Corporation.

Hazard Insurance:

At the time the loan closes and at all times thereafter until the loan is paid in full, Borrower(s) must maintain hazard insurance on the collateral against such risks and in such form and amount as the Bank may require. The Bank must be named as loss payee on the policy within 30 days and the Borrower(s) must provide us with an insurance certificate. A company approved by Bank and licensed to transact business in the state of Georgia must issue the insurance.

Financial Information:

Until the loan is repaid in full, the Borrower(s) will be obligated on a continuing basis to provide the Bank with such financial information concerning the Borrower as the Bank may request from time to time. This information will include, but not be limited to the following:

1.

Borrower(s) will furnish to the Bank, within 45 days after the close of each quarterly accounting period of the Business, a Compiled Income Statement for the period and a Compiled Balance sheet as of the last day of the period.

2.

Within 90 days following the year-end of the Business, the Borrower(s) shall furnish full financial statements Reviewed or Audited by an accounting firm acceptable to the Bank. 10K statements are acceptable.

	3.	Borrower(s) will provide Bank with copies of personal and corporate tax returns within 30 days after submitting said returns to the appropriate taxing authorities.
	4.	Guarantor(s) shall maintain current (within one year or less) personal financial statements on file with Bank at all times.
5.

Borrower(s) shall inform Bank of any material change in financial condition of the Borrower(s) and of any actual or threatened litigation which might substantially affect the Borrower’s financial condition.

6.

Borrower(s) shall submit copies of partnership agreements or corporate resolutions (whichever is applicable to each location) indicating what entity shall be required to repay loan as well as provide ongoing financial reporting.

7.

Failure of any one location, or one particular party/partner/owner to properly submit timely financial information as required above immediately causes the entire loan to be accelerated, due and entirely payable.

8.

Filing of financial statements with the SEC for availability to the general public shall constitute a filing of the same information with Bank. In the event that the deadline for these filings with the SEC differs from the Bank deadline for filing financials with the Bank, the SEC deadline shall override.

Confidentiality:	The terms of this Loan Agreement are confidential. Borrower(s) agrees not to disclose the contents of this letter to any other Bank.

Indemnity:

Borrower(s) will indemnify the Bank and its officers, directors, employees, affiliates and agents and hold them harmless from and against all costs, expenses, and liabilities of any such indemnified persons arising out of or relating to any claim or any litigation or other proceedings that relate to the financing contemplated herein or any transaction connected therewith.

Survival:	This Loan Agreement will survive the loan closing. Any modifications agreed upon between Borrower(s) and Bank must be made in writing.

Other:	1.	Borrower shall notify Bank of any intent to change ownership by more than 10% or any
	other significant restructuring including acquisitions or mergers.
	2.	Borrower agrees to maintain its primary deposit accounts with Bank.
	3.	Bank will require semi-annual field examinations performed by a third party at borrower expense with the first one being prior to loan closing.

The Peoples Bank is delighted to provide you a Loan Agreement for the financing you have requested. We look forward to a long and mutually beneficial association. Please call me if you have any questions, or if I can be of any additional service.

SIGNATURES ON THE FOLLOWING PAGE

Sincerely,

The Peoples Bank

Winder, Georgia

William P. Rutledge

First Vice-President

Accepted this 1 day of February, 2007.

/s/ Drew Edwards -CEO	/s/ John Collins
Banuestra Financial Corporation	John Collins, Guarantor

/s/ Bailey P. Robinson, III
Bailey P. Robinson, III, Guarantor

/s/ Drew Edwards
Drew Edwards, Guarantor

/s/ Luz Urrutia
Luz Urrutia, Guarantor

/s/ Richard Chambers
Richard Chambers, Guarantor

/s/ Jose Gonzalez
Jose Gonzalez
Notary public
Gwinnett county, Georgia
My Commission expires August 13, 2007

THE PEOPLES BANK	BANUESTRA FINANCIAL CORPORATION		Loan Number
P O DRAWER 788			Date	2/01/07
WINDER, GA. 30680	623 HOLCOMB BRIDGE RD		Mat. Date	8/02/07
	ROSWELL GA	30076 0000	Loan Amount	$2,777,520.00

LENDER’S NAME AND ADDRESS	BORROWER’S NAME AND ADDRESS

TRUTH-IN-LENDING DISCLOSURES

ANNUAL	FINANCE CHARGE	AMOUNT FINANCED	TOTAL OF PAYMENTS	I have the right to receive at this
PERCENTAGE RATE	The dollar amount the	The amount of credit	The amount I will have paid	time an Itemization of the
The cost of my credit as	credit will cost me.	provided to me or on	when I have made all	Amount Financed
a yearly rate.		my behalf.	scheduled payments.
I X do do not
13.526%	$157,387.64	$2,750,020.00	$2,907,407.64	want an itemization.

My Payment Schedule will be:

Number of Payments		Amount of Payments	When Payments Are Due
1		$	Quarterly beginning 5/02/07
1		$2,842,463.82	Due 8/02/07
$
$
		$	Interest Varying from 64230.15 to 65657.49
$
$
$
$
$
$

☒ Demand: ☒ This loan has a demand feature. ☐ This loan is payable on demand and all disclosures are based on an assumed maturity of one year.
☒ Variable Rate [Check one]	☐ My loan contains a variable rate feature. Disclosures about the variable rate feature have been provided to me earlier.
☒ The annual percentage rate may increase during the term of this transaction if
PRIME AS PUBLISHED IN THE WALL STREET JOURNAL
increases

. The rate may not increase more often than once a quarter and may

not increase more than       3.000 % each    quarter     . Any increase will take the form of an increase in the amount of each scheduled payment. If the rate increase by    2.000 % in  one quarter      , the    payment amount       will increase to         79,835.21    . The rate will not go above    18.000%.

☒ Security: I am giving a security interest in:		☒ (brief description of other property) Filing/Recording Fees: $ 20.00
☐ the goods or property being purchased.			ALL CASH, CASH ACCTS, & CHECKS
☒ collateral securing other loans with you may also secure this loan.			IN CLEARING; GTYS
☒ my deposit accounts and other rights I may have to the payment of money from you.
☒ Late Charge: If a payment is late I will be charged			$ 25.00	.
☐ Required Deposit: The annual percentage rate does not take into account my required deposit.
Prepayment: If I pay off this loan early, I		☐ may ☒ will not have to pay a penalty.
☐ may ☒ will not be entitled to a refund of part of the finance charge.
☒ Assumption: Someone buying my house the original terms.		☐ may, subject to conditions, be allowed to		☒ cannot assume the remainder of the mortgage on

I can see my contract documents for any additional information about nonpayment, default,
any required repayment in full before the scheduled date, and prepayment refunds and penalties.				“0” means an estimate.

(page 1 of 2)

Credit Insurance - Credit life Insurance and credit		ITEMIZATION OF AMOUNT FINANCED
disability insurance are not required to obtain credit, and
will not be provided unless I sign and agree to pay the
additional costs.		Amount given to me directly		$2,750,000.00
		Amount paid on my (loan) account	$
Type Premium Term		Processing Fee		$27,500.00
Credit Life		AMOUNTS PAID TO OTHERS ON MY BEHALF:*
Credit Disability		Insurance Companies	$
Joint Credit Life		Public Officials		$20.00
$
I ☐ do ☒ do not want credit life insurance.			$
X	DOB		$
I ☐ do ☒ do not want credit disability insurance.			$
X.	DOB		$
I ☐ do ☒ do not want joint credit life insurance.		Inspection Fee	$
$
X	DOB		$
$
X	DOB		$
I ☐ do ☒ do not want insurance.			$
X			$
PROPERTY INSURANCE - I may obtain property Insurance from anyone I want that is acceptable to you. If I		(less) Prepaid Finance Charge(s)		$27,500.00
got the Insurance from or through from or through you

I will pay $ for of coverage.
FLOOD INSURANCE - Flood insurance ☐ is ☐ is not		Amount Financed		$2,750,020.00
required. I may obtain flood insurance from anyone I want
that is acceptable to you. If I got the insurance from or
through you I will pay		(Add all items financed and subtract prepaid finance charges.)

$ for of coverage.		*You may retain or receive a portion of these amounts.

By Signing below - i acknowledge receipt of a copy of this Disclosure on the Date indicated above.

X	CEO	X	X
BANUESTRA FINANCIAL CORPORATION

Jose Gonzalez
Notary public
Gwinnett country, Georgia
My Commission expires August 13, 2007

(page 2 of 2)

BANUESTRA FINANCIAL CORPORATION
Loan Number
		THE PEOPLES BANK	Date	2/01/07
623 HOLCOMB BRIDGE RD		P O DRAWER 788	Maturity Date	8/02/07
		WINDER, GA. 30680	Loan Amount $	2,777,520.00
ROSWELL GA	30076 0000		Renewal Of
BORROWER’S NAME AND ADDRESS		LENDER’S NAME AND ADDRESS
“I” includes each borrower above, jointly and severally.		“You” means the lender, its successors and assigns.

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of    TWO MILLION SEVEN HUNDRED SEVENTY SEVEN THOUSAND FIVE HUNDRED TWENTY    Dollars $    2,777,520.00

☐ Single Advance: I will receive all of this principal sum on __________________. No additional advances are contemplated under this note.

☒ Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On       2/01/07       I will receive the amount of $ __________________ and future principal advances are contemplated.

Conditions: The conditions for future advances are                          UPON CUSTOMER REQUEST

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

☒ Open End Credit: You and I agree that I may borrow up to the maximum principal sum more than one time. This feature is subject r to all other conditions and expires on          8/02/07         .

☐ Closed End Credit: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.

INTEREST: I agree to pay interest on the outstanding principal balance from          2/01/07          at the rate of     9.250    % per year until             first rate change                       .

☒ Variable Rate: This rate may then change as stated below.

☒ Index Rate: The future rate will be       1.000% PLUS       the following index rate: _______________________
   PRIME AS PUBLISHED IN THE WALL STREET JOURNAL

_____________________________________________________________________________________________

☐ No Index: The future rate will not be subject to any integral or external index, it will be entirely in your control.

☒ Frequency and Timing: The rate on this note may change as often as              quarterly                                        .
A change in the interest rate will take effect      on the same day                                                                     .

☒ Limitations: During the term of this loan, the applicable annual interest rate will not be more than     18.000           % or less than     5.000%. The rate may not change more than     3.000        % each      quarter                .

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☒ The amount of each scheduled payment will change.             ☐ The amount of the final payment will change.

☐ __________________________________________________________________________________________.

ACCRUAL METHOD: Interest will be calculated on a         actual/360                     basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☒ on the same fixed or variable rate basis in effect before maturity (as indicated above).

☐ at a rate equal to _____________________________________________________________________________.

☒ LATE CHARGE: If a payment is made more than   10   days after it is due, I agree to pay a late charge of    $25.00             .

☒ ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which ☒ are ☐ are not included in the principal amount above:     SEE TIL ITEMIZATION                                                                                           .

PAYMENTS: I agree to pay this note as follows:

☒ Interest: I agree to pay accrued interest     on the 2nd day of each quarter beginning 5/02/07                                               .

☒ Principal: I agree to pay the principal      on demand, but if no demand is made then on 8/02/07. quarter beginning

☐ Installments: I agree to pay this note in ______ payments. The first payment will be in the amount of $ __________ and will be due _____________. A payment of $ _________ will be due ___________________________ thereafter. The final payment of the entire unpaid balance of principal and interest will be due ______________________________.

PURPOSE: The purpose of this loan is       BUSINESS OPERATING CAPITAL                                                                     .

ADDITIONAL TERMS:

HOME PHONE:	000-000-0000	BUSINESS PHONE:	000-000-0000

CENSUSN TRACT:	RISK CODE:		CALL REPORT CODE: 42
PURPOSE CODE:	42

(page 1 of 31)

SECURITY

SECURITY INTEREST: I give you a security interest in all of the Property described below that I own or have sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products of the Property. “Property” includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. “Proceeds” includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property.

☐            Accounts and Other Rights to Payment: All rights to payment, whether or not earned by performance, including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned. This includes any rights and interests (including all liens) which I have by law or agreement against any account debtor or obligor.

☐            Inventory: All inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

☐            Equipment: All equipment including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts, and tools. The Property includes any equipment described in a list or schedule I give to you, but such a list is not necessary to create a valid security interest in all of my equipment.

☐            Instruments and Chattel Paper: All instruments, including negotiable instruments and promissory notes and any other writings or records that evidence the right to payment of a monetary obligation, and tangible and electronic chattel paper.

☐            General Intangibles: All general intangibles including, but not limited to, tax refunds, patents and applications for patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, payment intangibles, computer programs and all supporting information provided in connection with a transaction relating to computer programs, and the right to use my name.

☐            Documents: All documents of title including, but not limited to, bills of lading, dock warrants and receipts, and warehouse receipts.

☐            Farm Products and Supplies: All farm products including, but not limited to, all poultry and livestock and their young, along with their produce, products, and replacements; all crops, annual or perennial, and all products of the crops; and all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

☐            Government Payments and Programs: All payments, accounts, general intangibles, and benefits including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance and diversion payments, production flexibility contracts, and conservation reserve payments under any preexisting, current, or future federal or state government program.

☐            Investment Property: All investment property including, but not limited to, certificated securities, uncertificated securities, securities entitlements, securities accounts, commodity contracts, commodity accounts, and financial assets.

☐            Deposit Accounts: All deposit accounts including, but not limited to, demand, time, savings, passbook, and similar accounts.

☒          Specific Property Description: The Property includes, but is not limited by, the following:

All cash, cash accounts, & checks in clearing of banuestra financial corporation wether now existing or acquired.

If applicable, enter real estate description and record owner information:

The Property will be used for a ☐ personal ☒ business ☐ agricultural ☐	purpose.
Barrower/Owner State of organization/registration (if applicable)	GEORGIA

ADDITIONAL TERMS OF THE SECURITY AGREEMENT

GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, it will not secure other debts if you fall with respect to such other debts, to make any required disclosure about this security agreement or if you fail to give any required notice of the right of rescission, if property described in this agreement is located in another sate, this agreement may also, in some circumstances, be governed by the law of the state in which the Property is located.

NAME AND LOCATION - My name indicated on page 1 is my exact legal name. If I am an Individual, my address is my principal residence. If I am not an individual, my address is the location of my chief executive offices or sole place of business. If I am an entity organized and registered under state law, my address is located in the state in which I am registered, unless otherwise indicated on page 2. I will provide verification of registration and location upon your request. I will provide you with at least 30 days notice prior to any change in my name, address, or state of organization or registration.

OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all of the Property, or to the extent this is a purchase money security interest I will acquire ownership of the Property with the proceeds of the loan. I will defend it against any other claim. Your claim to the Property is ahead of the claims of any other creditor. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position. I will not use the Property for a purpose that will violate any laws or subject the Property to forfeiture or seizure.

I will keep books, records and accounts about the Property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the Property.

I will keep the Property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.

I will keep the Property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the Property is to be used in another state, I will give you a list of those states. I will not try to sell the Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.

You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent: (1) a beneficial interest in the debtor is sold or transferred, or (2) there is a change in either the identity or number of members of a partnership, or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.

I will pay all taxes and charges on the Property as they become due. You have the right of reasonable access in order  to inspect the Property. I will immediately inform you of any loss or damage to the Property.

If I fall to perform any of my duties under this security agreement, or any mortgage, deed of trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreement.

PURCHASE MONEY SECURITY INTEREST- For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement: (a) payments  on any nonpurchase money loan also secured by this agreement will not be deemed to apply to the Purchase Money Loan, and (b) payments on the Purchase Money Loan will be deemed to apply first to the nonpurchase money portion of the loan, If any, and then to the purchase money obligations in the order in which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. “Purchase Money Loan” means any loan the proceeds of which, in whole or in part, are used to acquire any collateral securing the loan and all extensions, renewals, consolidations and refinancing of such loan.

PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced.

INSURANCE - I agree to buy insurance on the Property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loss payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the Property. I will buy insurance from a firm licensed to do business in the state where you are located. The firm will be reasonably acceptable to you. The insurance will last until the Property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee) you may purchase it yourself.

WARRANTIES AND REPRESENTATIONS - If this agreement includes accounts, I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and any goods which are returned to me or which I take back in trust for you, I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items or items retaken by myself, I will do so. You may exercise my rights with respect to obligations of any account debtors, or other persons obligated on the Property, to pay or perform, and you may enforce any security interest that secures such obligations.

If this agreement covers inventory, I will not dispose of it except in my ordinary course of businesses  at the fair market value for the Property, or at a minimum price established between you and me.

If this agreement covers farm products I will provide you, at your request, a written list of the buyers, commission merchants or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement with you and the Food Security Act. In this paragraph the terms farm products, buyers,

(page 2 of 31)

commission merchants and selling agents have the meanings given to them in the Federal Food Security Act of 1985.

If this agreement covers chattel paper or Instruments, either as original collateral or proceeds of the Property, I will note your interest on the face of the chattel paper or instruments.

REMEDIES - I will be in default on this security agreement if I am in default on any note this agreement secures or if I fail to keep any promise contained in the terms of this agreement. If I default, you have all of the rights and remedies provided in the note and under the Uniform Commercial Code. You may require me to make the secured property available to you at a place which is reasonably convenient. You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt. I agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform Commercial Code. My current address is on page 1.

PERFECTION OF SECURITY INTEREST - I authorize you to file a financing statement covering the Property. I will comply with, facilitate, and otherwise assist you in connection with obtaining possession of or control over the Property for purposes of perfecting your security interest under the Uniform Commercial Code.

ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on pages 1 and 2, “☒” means the terms that apply to this loan. “I,” “me” or “my” means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as “us”). “You” or “your” means the Lender and its successors and assigns.

APPLICABLE LAW - The law of the state of Georgia will govern this agreement. Any term of this agreement which is contrary to applicable law will not be affective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS - Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty. Unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.

POST MATURITY RATE - For purposes of deciding when the “Post Maturity Rate” (shown on page 1) applies, the term “maturity” means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS - If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the “PAYMENTS BY LENDER” paragraph on page 2.

MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed and credit, repaying a part of the principal will not entitle me to additional credit.

SET-OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

“Right to receive money from you” means:

(1)       any deposit account balance I have with you;

(2)       any money owed to me on an item presented to you or in your possession for collection or exchange; and

(3)       any repurchase agreement or other nondeposit obligation.

“Any amount due and payable under this note” means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdrew on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any individual Retirement Account or other tax-deferred retirement account.

You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.

DEFAULT - I will be in default if any one or more of the following occur:

(1) I fall to make a payment on time or in the amount due; (2) I fail to keep the Property Insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided; (7) I do or fail to do something which causes you to believe you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season: (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce or to make possible the production of an agricultural commodity, as further explained in 7 C.F.R. Part 1940. Subpart G, Exhibit M.

REMEDIES - If I am in default on this note you have, but are not limited to, the following remedies:

(1)	You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges).
(2)	You may set off this debt against any right I have to the payment of money from you, subject to the terms of the “SET-OFF” paragraph herein.
(3)	You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
(4)	You may refuse to make advances to me or allow purchases on credit by me.
(5)	You may use any remedy you have under state or federal law.
(6)	You may make use of any remedy given to you in any agreement securing this note.

By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY’S FEES - I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay attorney’s fees of 15 percent of the principal and interest then owed, plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney’s fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER - I give up my rights to require you to do certain things. I will not require you to:

(1)	demand payment of amounts due (presentment);
(2)	obtain official certification of nonpayment (protest);
(3)	give notice that amounts due have not been paid (notice of dishonor); or
(4)	give me notice prior to seizure of my personal property when you are seeking to foreclose a secured interest in any of my personal property used to secure a commercial transaction.

I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

FINANCIAL INFORMATION - I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

SIGNATURES AND SEALS: IN WITNESS WHEREOF, I HAVE SIGNED MY NAME AND AFFIXED MY SEAL ON THIS        1st        DAY OF       February      2007  . BY DOING SO, I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGES 1 AND 2). I HAVE RECEIVED A COPY ON TODAY’S DATE.         BANUESTRA FINANCIAL CORPORATION

By:/s/ DREW WINFRED EDWARDS	58-2646945	(SEAL)	CEO	(SEAL)
DREW WINFRED EDWARDS

		(SEAL)		(SEAL)
JOSE GONZALEZ
NOTARY PUBLIC
CWINNETT COUNTY, GEORGIA
MY COMMISSION EXPIRES AUGUST 13, 2007		(SEAL)		(SEAL)

SIGNATURE FOR LENDER:
WILLIAM P. RUTLEDGE/MSJ			FIRST VICE-PRESIDENT

(page 3 of 31)

BAILEY P. ROBINSON, III.		BANUESTRA FINANCIAL CORPORATION
4409 CHICKERING LN.	THE PEOPLES BANK
	P O DRAWER 788	623 HOLCOMB BRIDGE RD
NASHVILLE TN 37215	WINDER, GA. 30680	ROSWELL GA 30076 0000
GUARANTOR’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	BORROWER’S NAME AND ADDRESS
“I” includes each guarantor above, jointly and severally.	“You” means the Lender, Its successors and assigns.	“Borrower” means each person above.

GUARANTY

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce you, at your option, to make loans or engage in any other transactions with borrower from time to time, I absolutely and unconditionally guarantee the full payment of the following debts (as defined herein) when due (whether at maturity or upon acceleration): ____________________________________________________________________________________.

PRESENT DEBT GUARANTY

☐            I absolutely and unconditionally guarantee to you the payment and performance of the following described debt (including all renewals, extensions, refinancings and modifications) of the borrower:

PRESENT AND FUTURE DEBT GUARANTY

☒          I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you including, but not limited to, the following described debt(s): NOTE DATED 02/01/2007 NOT TO EXCEED $1,000,000.00.

☐            I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you, up to the principal amount of $                          plus accrued interest, attorneys’ fees and collection costs referable thereto (when permitted by law), and all other amounts agreed to be paid under all agreements evidencing the debt and securing the payment of the debt. You may, without notice, apply this guaranty to such debts of the borrower as you may select from time to time.

DEFINITIONS - As used in this agreement, the terms “I,” “we,” and “my” mean all persons signing this guaranty agreement, individually and jointly, and their heirs, executors, administrators and assigns.

The term “debt” means all debts, liabilities, and obligations of the borrower (including, but not limited to, all amounts agreed to be paid under the terms of any notes or agreements securing the payment of any debt, liability or obligation, overdrafts letters of credit, guaranties, advances for taxes. Insurance, repairs and storage, and all extensions, renewals, refinancing and modifications of these debts) whether now existing or created or incurred in the future, due or to become due, or absolute or contingent, except for any obligations incurred by borrower after the date of this guaranty for which the borrower meets your standard of creditworthiness based on the borrower’s own assets and income without the addition of a guaranty, or to which, although you require the addition of a guaranty, the borrower chooses someone other than me to guaranty the obligation.

APPLICABLE LAW - This agreement is governed by the law of the state in which you are located. Any term of this agreement that does not comply with applicable law will not be affective if that law does not expressly or impliedly permit variations by agreement. If any part of this agreement cannot be enforced according to its terms, this fact will not affect the balance of this agreement.

REVOCATION - I agree that this is an absolute and continuing guaranty. If this guaranty is limited to the payment of a specific debt of the borrower described above, this agreement cannot be revoked and will remain in effect until the debt is paid in full. If this guaranty covers both the borrower’s present and future debts, I agree that this guaranty will remain binding on me, whether or not there are any debts outstanding, until you have actually received written notice of my revocation or written notice of my death or incompetence.

Notice of revocation or notice of my death or incompetence will not affect my obligations under this guaranty with respect to any debts incurred by or for which you have made a commitment to borrower before you actually receive such notice, and all renewals, extensions, refinancings, and modifications of such debts. I agree that if any other person signing this agreement provides a notice of revocation to you, I will still be obligated under this agreement until I provide a notice of revocation to you, if any other person signing this agreement dies or is declared incompetent, such fact will not affect my obligations under this agreement.

OBLIGATIONS INDEPENDENT - I agree that I am obligated to pay according to the terms of this guaranty even if any other person has agreed to pay the borrower’s debt. My obligation to pay according to the terms of this guaranty shall not be affected by the illegality, invalidity or unenforceability of any notes or agreements evidencing the debt, the violation of any applicable usury laws, forgery, or any other circumstances which make the indebtedness unenforceable against the borrower.

I will remain obligated to pay on this guaranty even if any other person who is obligated to pay the borrower’s debt, including the borrower, has such obligation discharged in bankruptcy, foreclosure, or otherwise discharged by law. In such situations, my obligation shall include post-bankruptcy petition interest and attorneys’ fees and any other amounts which borrower is discharged from paying or which do not otherwise accrue to borrower’s Indebtedness due to borrower’s discharge. I will also be obligated to pay you, to the fullest extent permitted by law, any deficiency remaining after foreclosure of any mortgage or security interest securing borrower’s debt, whether or not the liability of borrower or any other obligor for such deficiency is discharged by statute or judicial decision. If any payments by borrower to you are thereafter set aside, recovered, rescinded, in whole or in part, are settled by you at your discretion, or are in any way recouped or recovered from you for any reason (including, without limitation, the bankruptcy, Insolvency, or reorganization of borrower or any other obligor), then I am obligated to reimburse or indemnify you for the full amount you so pay together with costs, interest, attorneys’ fees and all other expenses which you incur in connection therewith. I also agree that if my liability is limited to a stated principal amount (plus other agreed charges), you may allow the borrower to incur debt in excess of the specified amount and apply to the payment of such excess any amounts you receive for payment of the debt from the borrower or any other person, any amounts resulting from any collateral, or amounts received from any other source, without affecting my obligations under this agreement.

No modification of this agreement is effective unless in writing and signed by you and me, except that you may, without notice to me and without the addition of a signed writing or my approval; (1) release any borrower or other person who may be liable far borrower’s debt, (2) release or substitute any collateral, (3) fall to perfect any security interest or otherwise impair any collateral, (4) waive or impair any right you may have against any borrower or other person who may be liable for borrower’s debt, (5) settle or compromise any claim against the borrower or any person who may be liable for the borrower’s debt, (6) procure any additional security or persons who agree to be liable for borrower’s debt, (7) delay or fail to pursue enforcement of the debt, (8) apply amounts you receive from the borrower or other persons to payment of the debt in any order you select, (9) make any election with respect to the debt provided by law or any agreement with any person liable for the debt, (10) exercise or fail to exercise any rights you have with respect to the debt, (11) extend new credit to the borrower, or (12) renew, extend, refinance or modify the borrower’s debt on any terms agreed to by you and the borrower (including, but not limited to, changes in the interest rate or in the method, time, place or amount of payment) without affecting my obligation to pay under this guaranty.

WAIVER - I waive presentment, demand, protest, notice of dishonor, and notice of acceptance of this guaranty. I also waive, to the extent permitted by law, all notices, all defenses and claims that the borrower could assert, any right to require you to pursue any remedy or seek payment from any other person before seeking payment under this agreement, and all other defenses to the debt, except payment in full. You may without notice to me and without my consent, enter into agreements with the borrower from time to time for purposes of creating or continuing the borrower’s debt as allowed by this guaranty. I agree that I will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure (or repossession) and sale of any collateral without regard to whether borrower’s obligation to any such deficiency is discharged by law. If any payments on the debt are set aside, recovered or required to be returned in the event of the Insolvency, bankruptcy or reorganization of the borrower, my obligations under this agreement will continue or if such payments had never been made.

I also waive and relinquish all present and future claims, rights, and remedies against borrower or any other obligated party arising out of the creation or my performance of this guaranty. My waiver includes, but is not limited to, the right of contribution, reimbursement, indemnification, subrogation, exoneration, and any right to participate in any claim or remedy you may have against the borrower, collateral, or other party obligated for borrower’s debts, whether or not not such claim, remedy, or right arises in equity, or under contract, statute or common law.

REMEDIES - If I fail to keep any promise contained in this agreement or any agreement securing this agreement, you may, make this agreement and the borrower’s debt immediately due and payable, you may set-off this obligation against any right I have to receive money from you (however, you may not set-off against any accounts in which my rights are only as a fiduciary or my IRA or other tax-deferred retirement account), you may use any remedy you have under state or federal law, and you may use any remedy given to you by any agreement securing this agreement. If I die, am declared incompetent or become insolvent (either because my liabilities exceed my assets or because I am unable to pay my debts as they become duel, you may make the debt immediately due and payable.

COLLECTION COSTS - Except when prohibited by law, I agree to pay the reasonable costs and expanses you incur to enforce and collect this agreement, including attorney’s fees and court costs.

SECURITY - This guaranty is ☒ unsecured ☐ secured by __________________________________________________.

NOTICE TO COSIGNER

      You are being asked to guarantee the debts described above. If you are making a “Present and Future Debt Guaranty” as identified above, you are being asked to guarantee present as well as future debts of the borrower entered into with this lender. Think carefully before you do. If the borrower doesn’t pay these debts, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

      You may have to pay up to the full amount of these debts if the borrower does not pay. You may also have to pay into fees or collection costs, which increase this amount.

      The lender can collect these debts from you without first trying to collect from the borrower. The lender can use the same collection methods against you that can be used against the borrower, such assuing you, garnishing your wages, etc. If these debts are ever in default, that fact may become part of your credit record.

In witness whereof, I have signed my name and affixed my seal on this   1st day of             February, 2007            , and, by doing so, agree to the terms of this guaranty and acknowledge having read the Notice to Consigner.

/s/ Bailey P. Robinson, III	(SEAL)
BAILEY P. ROBINSON, III.

(SEAL)

(SEAL)

(SEAL)

(page 1 of 1)

JOHN COLLINS		BANUESTRA FINANCIAL CORPORATION
4682 CARLTON DUNES DR	THE PEOPLES BANK
	P O DRAWER 788	623 HOLCOMB BRIDGE RD
FERNANDINA FL 32034	WINDER, GA. 30680	ROSWELL GA 30076 0000
GUARANTOR’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	BORROWER’S NAME AND ADDRESS
“I” includes each guarantor above, jointly and severally.	“You” means the Lender, Its successors and assigns.	“Borrower” means each person above.

GUARANTY

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce you, at your option, to make loans or engage in any other transactions with borrower from time to time, I absolutely and unconditionally guarantee the full payment of the following debts (as defined herein) when due (whether at maturity or upon acceleration):

PRESENT DEBT GUARANTY

☐        I absolutely and unconditionally guarantee to you the payment and performance of the following described debt (including all renewals, extensions, refinancings and modifications) of the borrower: ____________________________ ____________________________________________.

PRESENT AND FUTURE DEBT GUARANTY

☒      I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you including, but not limited to, the following described debt(s):                   NOTE DATED 02/01/2007 NOT TO EXCEED $1,000,000.00                             .

☐        I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you, up to the principal amount of $_________________ plus accrued interest, attorneys’ fees and collection costs referable thereto (when permitted by law), and all other amounts agreed to be paid under all agreements evidencing the debt and securing the payment of the debt. You may, without notice, apply this guaranty to such debts of the borrower as you may select from time to time.

DEFINITIONS - As used in this agreement, the terms “I,” “we,” and “my” mean all persons signing this guaranty agreement, individually and jointly, and their heirs, executors, administrators and assigns.

The term “debt” means all debts, liabilities, and obligations of the borrower (including, but not limited to, all amounts agreed to be paid under the terms of any notes or agreements securing the payment of any debt, liability or obligation, overdrafts, letters of credit, guaranties, advances for taxes, insurance, repairs and storage, and all extensions, renewals, refinancings and modifications of these debts) whether now existing or created or incurred in the future, due or to become due, or absolute or contingent, except for any obligations incurred by borrower after the date of this guaranty for which the borrower moots your standard of creditworthiness based on the borrower’s own assets and income without the addition of a guaranty, or to which, although you require the addition of a guaranty, the borrower chooses someone other than me to guaranty the obligation.

APPLICABLE LAW - This agreement is governed by the law of the state in which you are located. Any term of this agreement that does not comply with applicable law will not be effective if that law does not expressly or impliedly permit variations by agreement. If any part of this agreement cannot be enforced according to its terms, this fact will not affect the balance of this agreement.

REVOCATION - I agree that this is an absolute and continuing guaranty. If this guaranty is limited to the payment of a specific debt of the borrower described above, this agreement cannot be revoked and will remain in effect until the debt is paid in full. If this guaranty covers both the borrower’s present and future debts, I agree that this guaranty will remain binding on me, whether or not there are any debts outstanding, until you have actually received written notice of my revocation or written notice of my death or incompetence.

Notice of revocation or notice of my death or incompetence will not affect my obligations under this guaranty with respect to any debts incurred by or for which you have made a commitment to borrower before you actually receive such notice, and all renewals, extensions, refinancings, and modifications of such debts. I agree that if any other person signing this agreement provides a notice of revocation to you, I will still be obligated under this agreement until I provide a notice of revocation to you. If any other person signing this agreement dies or is declared incompetent, such fact will not affect my obligations under this agreement.

OBLIGATIONS INDEPENDENT - I agree that I am obligated to pay according to the terms of this guaranty even if any other person has agreed to pay the borrower’s debt. My obligation to pay according to the terms of this guaranty shall not be affected by the illegality, invalidity or unenforceability of any notes or agreements evidencing the debt, the violation of any applicable usury laws, forgery, or any other circumstances which make the indebtedness unenforceable against the borrower.

I will remain obligated to pay on this guaranty even if any other person who is obligated to pay the borrower’s debt, including the borrower, has such obligation discharged in bankruptcy, foreclosure, or otherwise discharged by law. In such situations, my obligation shall include post-bankruptcy petition interest and attorneys’ fees and any other amounts which borrower is discharged from paying or which do not otherwise accrue to borrower’s indebtedness due to borrower’s discharge. I will also be obligated to pay you, to the fullest extent permitted by law, any deficiency remaining after foreclosure of any mortgage or security interest securing borrower’s debt, whether or not liability of borrower or any other obligor for such deficiency is discharged by statute or judicial decision. If any payments by borrower to you are thereafter set aside, recovered, rescinded, in whole or in part, are settled by you at your discretion, or are in any way recouped or recovered from you for any reason (including, without limitation, the bankruptcy, insolvency, or reorganization of borrower or any other obligor), then I am obligated to reimburse or indemnify you for the full amount you so pay together with costs, Interest, attorneys’ fees and all other expenses which you incur in connection therewith. I also agree that if my liability is limited to a stated principal amount (plus other agreed charges), you may allow the borrower to incur debt in excess of the specified amount and apply to the payment of such excess any amounts you receive for payment of the debt from the borrower or any other person, any amounts resulting from any collateral, or amounts received from any other source, without affecting my obligations under this agreement.

No modification of this agreement is effective unless in writing and signed by you and me, except that you may, without notice to me and without the addition of a signed writing or my approval; (1) release any borrower or other person who may be liable for borrower’s debt, (2) release or substitute any collateral, (3) fail to perfect any security Interest or otherwise impair any control, (4) waive or impair any right you may have against any borrower or other person who may be liable for borrower’s debt, (5) settle or compromise any claim against the borrower or any persons who may be liable for the borrower’s debt, (6) procure any additional security or persons who agree to be liable for borrower’s debt, (7) delay or fail to pursue enforcement of the debt, (8) apply amounts you receive from the borrower or other persons to payment of the debt in any order you select, (9) make any election with respect to the debt provide by law or any agreement with any person liable for the debt, (10) exercise or fail to exercise any rights you have with respect to the debt, (11) extend new credit to the borrower, or (12) renew, extend, refinance or modify the borrower’s debt on any terms agreed to by you and the borrower (including, but not limited to, changes in the Interest rate or in the method, time, place or amount of payment) without affecting my obligation to pay under this guaranty.

WAIVER - I waive presentment, demand, protest, notice of dishonor, and notice of acceptance of this guaranty. I also waive, to the extent permitted by law, all notices, all defenses and claims that the borrower could assert, any right to require you to pursue any remedy or seek payment from any other person before seeking payment under this agreement, and all other defenses to the debt, except payment in full. You may without notice to me and without my consent, enter into agreements with the borrower from time to time for purposes of creating or continuing the borrower’s debt as allowed by this guaranty. I agree that I will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure (or repossession) and sale of any collateral without regard to whether borrower’s obligation to pay such deficiency is discharged by law. If any payments on the debt are set aside, recovered or required to be returned in the event of the insolvency, bankruptcy or reorganization of the borrower, my obligations under this agreement will continue as if such payments had never been made.

I also waive and relinquish all present and future claims, rights, and remedies against borrower or any other obligated party arising out of the creation or my performance of this guaranty. My waiver includes, but is not limited to, the right of contribution, reimbursement, indemnification, subrogation, exoneration, and any right to participate in any claim or remedy you may have against the borrower, collateral, or other party obligated for borrower’s debt, whether or not not such claim, remedy, or right arises in equity, or under contract, statute or common law.

REMEDIES - If I fail to keep any promise contained in this agreement or any agreement securing this agreement, you may, make this agreement and the borrower’s debt immediately due and payable, you may set-off this obligation against any right I have to receive money from you (however, you may not set-off against any accounts in which my rights are only as a fiduciary or my IRA or other  tax-deferred retirement account), you may use any remedy you have under state or federal law, and you may use any remedy given to you by any agreement securing this agreement. If I die, am declared incompetent, or become insolvent (either because my liabilities exceed my assets or because I am unable to pay my debts as they become due), you may make the debt immediately due and payable.

COLLECTION COSTS - Except when prohibited by law, I agree to pay the reasonable costs and expenses you incur to enforce and collect this agreement, Including attorneys’ fees and court costs.

SECURITY - This guaranty is ☒ unsecured ☐ secured by ____________________________________________________.

NOTICE TO COSIGNER

      You are being asked to guarantee the debts described above. If you are making a “Present and Future Debt Guaranty” as identified above, you are being asked to guarantee present as well as future debts of the borrower entered into with this lender. Think carefully before you do. If the borrower doesn’t pay these debts, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

      You may have to pay up to the full amount of these debts if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.

      The lender can collect these debts form you without first trying to collect from the borrower. The lender can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If these debts are ever in default, that fact may become part of your credit record.

In witness whereof, I have signed my name and affixed my seal on this      1st day of            February, 2007       , and, by going so, agree to the terms of this guaranty and acknowledge having read the Notice to Consigner.

/s/ John Collins	(SEAL)
JOHN COLLINS

(SEAL)

(SEAL)

(SEAL)

(page 1 of 1)

DREW EDWARDS	THE PEOPLES BANK	BANUESTRA FINANCIAL CORPORATION
511 CRESTED HAWK RIDGE	P O DRAWER 788	623 HOLCOMB BRIDGE RD
CANTON GA 30114	WINDER, GA. 30680	ROSWELL GA 30076 0000
GUARANTOR’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	BORROWER’S NAME AND ADDRESS
“I” includes each guarantor above, jointly and severally.	“You means the Leader, its successors and assigns.	“Borrower” means each person above.

GUARANTY

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce you, at your option, to make loans or engage in any other transactions with borrower from time to time, I absolutely and unconditionally guarantee the full payment of the following debts (as defined herein) when due (whether at maturity or upon acceleration):

PRESENT DEBT GUARANTY

☐ I absolutely and unconditionally guarantee to you the payment and performance of the following described debt
(including all renewals, intensions, refinancing and modifications) of the borrower:

PRESENT AND FUTURE DEBT GUARANTY

☒   I absolutely and unconditionally guarantee to you the payment and performance of each the every debt, of every type and description, that the borrower may now or at any time in the future owe you including, but not limited to, the following described debt(s): NOTE DATED 02/01/2007 NOT TO EXCEED $500,000.00

☐   I absolutely and conditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you, up to the principal amount of $                    plus accrued interest, attorneys’ fees and collection costs referable thereto (when permitted by law), and all other amounts agreed to be paid under all agreements evidencing the debts and securing the payment of the debt. You may, notice, apply this guaranty to such debts of the borrower as you may select from times to time.

DEFINITIONS - As used in this agreement, the terms, “I,” “we,” and “my” means all persons signing this guaranty agreement, individually and jointly, and their heirs, executors, administrators and assigns.

The terms “debt” means all debts, liabilities, and obligations of the borrower (including, but not limited to, all amounts agreed to be paid under the terms of any notes of agreements securing the payment of any debt, liability or obligation, overdrafts, letters of credit, guaranties, advances for taxes, insurance, repairs, and storage and all extensions, renewals, refinancing and modifications of these debts) whether now existing or created or incurred in the future, due or to become due, or absolute or contingent, except for any obligations incurred by borrower after the date of this guaranty for which the borrower meets you standard of creditworthiness based on the borrower’s own assets and income without the addition of a guaranty, or to which, although you require the addition of a guaranty, the borrower chooses someone other than me to guaranty the obligation.

APPLICABLE LAW - This agreement is governed by the law of the state in which you are located. Any term of this agreement that does  not comply with applicable law will not be effective if that law does not effective if that law does not expressly or impliedly permit variations by agreement. If any part of this agreement cannot be unforced according to its terms, this fact will not affect the balance of this agreement.

REVOCATION - I agree that his is an absolute and continuing guaranty. If this guaranty is limited to this payment of a specific debt of the borrower described above, this agreement cannot be revoked and will remain in effect until the debt is paid in full. If this guaranty covers both the borrower’s present and future debts, I agree that his guaranty will remain binding on me, whether or not there are any debts outstanding, until you have actually received written notice of my revocation or written notice of my death or incompetence.

Notice of revocation or notice of my death or incompetence will not affect my obligations under this guaranty with respect to any debts incurred by or for which you have made a commitment to borrower before you actually receive such notice, and all renewals, extensions, refinancing, and modifications of such debts. I agree that if any other person signing this agreement provides a notice of revocation to you, I will still be obligated under this agreement until I provide a notice of revocation to you. If any other person signing this agreement dies or is declared incompetent , such fact will not affect my obligation under this agreement.

OBLIGATIONS INDEPENDENT - I agree that I am obligated to pay according to the terms of this guaranty even if any other person has agreed to pay the borrower’s debt. My obligation to pay according to the terms of this guaranty shall not be affected by the other circumstances which make the indebtedness unenforceable against the borrower.

I will remain obligated to pay on this guaranty even if any other persons who is obligated to pay the borrower’s debt, including the borrower, has such obligation discharged in bankruptcy, foreclosure, or otherwise discharged by law. In such situations, my obligation shall include post-bankruptcy petition interest and attorneys’ fees and any other amounts which borrower is discharged from paying or which do not otherwise accrue to borrower’s indebtedness due to borrower’s discharge. I will also be obligated to pay you, to the fullest extent permitted by law, any deficiency remaining after foreclosure of any mortgage or security interest securing borrower’s debt, whether or not the liability of borrower or any other obligor for such deficiency is discharged by statute or judicial decision. If any payments by borrower to you are thereafter sat aside, recovered, rescinded, in whole or in part, are settled by you at your discretion, or are in any way recouped or recovered from you for any reason (including, without limitation, the bankruptcy, insolvency, or reorganization of borrower or any other obligor), then I am obligated to reimburse or indemnify you for the full amount you so pay together with costs, interest, attorneys’ fees and all other expenses which your incur debt in excess of the specified amount and apply to the payment of such excess any amounts you receive for payment of the debt from the borrower or any other person, any amounts resulting from any collateral, or amounts received from any other source, without affecting my obligations under this agreement.

No modification of this agreement is effective unless in writing and signed by you and me, except that you may, without notice to me and without the addition of a signed writing or my approval; (1) release any borrower or other person who may be liable for borrower’s debt, (2) release or substitute any collateral, (3) fail to perfect any security interest or otherwise impair any collateral, (4) waive or impair any right you may have against any borrower or other persons who may be liable for borrower’s debt, (5) settle or compromise any claim against the borrower or any person who may be liable for the borrower’s debt, (6) procure any additional security or persons who agree to be liable for borrower’s debt, (7) delay or fail to pursue enforcement of the debt, (8) apply amounts you receive from the borrower or other persons to payment of the debt in any order you select. (9) make any selection with respect to the debt, (11) extend new credit to the borrower, or (12) renew, extend, refinance or modify the borrower’s debt on any terms agreed to by you and the borrower including, but nor limited to, changes in the interest rate or in the method, time, place or amount of payment)  without effecting my obligation to pay under this guaranty.

WAIVER -1 Walve presentment, demand, protest, notice of dishonor, and notice of acceptance of this guaranty. I also waive, to the extent permitted by law, all notices, all defenses and claims that the borrower could assert, any right to require you to pursue any remedy or seek payment from any other person before seeking payment under this agreement, and all other defenses to the debt, except payment in full. You may without notice to me and without my consent, enter into agreements with the borrower from time for purposes of creating of continuing the borrower’s debt as allowed by this guaranty. I agree that I will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure (or repossession) and sale of any collateral without regard to whether borrower’s obligation to pay such deficiency is discharged by law. If any payments on the debt are set aside, recovered or required to be returned in the event of the insolvency, bankruptcy of reorganization of the borrower, my obligations under this agreement will continue as if such payments had never been made.

I also walve and relinquish all present and future claims, rights and remedies against borrower or any other obligated party arising out of the creation or my performance of this guaranty. My waiver includes, but is not limited to, the right of contribution, reimbursement, Indemnification, subrogation, exoneration, any right to participate in any claim or remedy you may have against to borrower, collateral, or other party obligated for borrower’s debts, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.

REMEDIES - If fall to keep any promise contained in this agreement or any agreement securing this agreement, you may, make this agreement and the borrower’s debt immediately due and payable, you may set-off this obligation against any right I have to receive money from you (however, you may not sat-off against any accounts in which my rights are only as a fiduciary or my IRA or other tax-deferred retirement account), you may use any remedy you have under state or federal law, and you may use any remedy given to you by any agreement this agreement. If I die, arm declared incompetent, or become insolvent (either because my liabilities my assets or because I am unable to pay my debts as they become due), you may make the debt immediately due and payable.

COLLECTION COSTS. - Except when prohibited by law, I agree to pay the reasonable costs and expenses you incur to enforce and collect this agreement, including attorneys’ fees and court costs.

SECURITY - This guaranty is ☒ unsecured ☐ secured by

NOTICE TO COSIGNER	In witness whereof, I have signed my name and affixed my

You are being asked to guarantee the debts described above. If your are making a “Present and Future Debt Guaranty” as identified above. you are being asked to guarantee present as well as future debts of the borrower entered into with this lender. Think carefully before you do. If the borrower doesn’t pay these debts, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of these debate if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.

The lender can collect these debts from you without first trying to collect from the borrower. The lender can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing you wages, etc. If these debts are ever in default, that fact become part of your credit record.

seal on this 1stday of February, 2007, and, by doing so, agree to the terms of this guaranty and acknowledge having read the Notice to Cosigner.
	/s/ Drew Edwards	(SEAL)
DREW EDWARDS
(SEAL)
JOSE GONZALEZ
NOTARY PUBLIC
COUNTY, GEORGIA
MY COMMISSION EXPIRES AUGUST 13, 2007

(SEAL)

(SEAL)

(page 1 of 1)

LUZ LOPEZ URRUTIA		BANUESTRA FINANCIAL CORPORATION
4165 WELLINGTON LAKE CT	THE PEOPLES BANK
	P O DRAWER 788	623 HOLCOMB BRIDGE RD
DULUTH GA 30097	WINDER, GA. 30680	ROSWELL GA 30076 0000
GUARANTOR’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	BORROWER’S NAME AND ADDRESS
“I” includes each guarantor above, jointly and severally.	“You” means the Lender, Its successors and assigns.	“Borrower” means each person above.

GUARANTY

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce you, at your option, to make loans or engage in any other transactions with borrower from time to time. I absolutely and unconditionally guarantee the full payment of the following debts (as defined herein) when due (whether at maturity or upon acceleration):

☐        I absolutely and unconditionally guarantee to you the payment and performance of the following described debt (including all renewals, extensions, refinancings and modifications) of the borrower:

PRESENT AND FUTURE DEBT GUARANTY

☒      I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you including, but not limited to, the following described debt(s):                                 NOTE DATED 02/01/2007 NOT TO EXCEED $250,000.00                                .

☐        I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you, up to the principal amount of $___________________ plus accrued interest, attorneys’ fees and collection costs referable thereto (when permitted by law), and all other amounts agreed to be paid under all agreements evidencing the debt and securing the payment of the debt.  You may, without notice, apply this guaranty to such debts of the borrower as you may select from time to time.

DEFINITIONS - As used in this agreement, the terms “I”, “we,” and “my” mean all persons signing this guaranty agreement, individually and jointly, and their heirs, executors, administrators and assigns.

The term “debt” means all debts, liabilities, and obligations of the borrower (including, but not limited to, all amounts agreed to be paid under the terms of any notes or agreements securing the payment of any debt, liability or obligation, overdrafts, letters of credit, guaranties, advances for taxes, insurance, repairs and storage, and all extensions, renewals, refinancings and modifications of these debts) whether now existing or created or incurred in the future, due or to become due, or absolute or contingent, except for any obligations incurred by borrower after the data of this guaranty for which the borrower meets your standard of creditworthiness based on the borrower’s own assets and income without the addition of a guaranty, or to which, although you require the addition of a guaranty, the borrower chooses someone other than me to guaranty the obligation.

APPLICABLE LAW - This agreement is governed by the law of the state in which you are located. Any term of this agreement that does not comply with applicable law will not be effective if that law does not expressly or impliedly permit variations by agreement. If any part of this agreement cannot be enforced according to its terms, this fact will not affect the balance of this agreement.

REVOCATION - I agree that this is an absolute and continuing guaranty. If this guaranty is limited to the payment of a specific debt of the borrower described above, this agreement cannot be revoked and will remain in effect until the debt is paid in full.  If this guaranty covers both the borrower’s present and future debts, I agree that this guaranty will remain binding on me, whether or not there are any debts outstanding, until you have actually received written notice of my revocation or written notice of my death or incompetence.

Notice of revocation or notice of my death or incompetence will not affect my obligations under this guaranty with respect to any debts incurred by or for which you have made a commitment to borrower before you actually receive such notice, and all renewals, extensions, refinancings, and modifications of such debts. I agree that if any other person signing this agreement provides a notice of revocation to you, I will still be obligated under this agreement until I provide a notice of revocation to you. If any other person signing this agreement dies or is declared incompetent, such fact will not affect my obligations under this agreement.

OBLIGATIONS INDEPENDENT - I agree that I am obligated to pay according to the terms of this guaranty even if any other person has agreed to pay the borrower’s debt. My obligation to pay according to the terms of this guaranty shall not be affected by the illegality, invalidity or unenforceability of any notes or agreements evidencing the debt, the violation of any applicable usury laws, forgery, or any other circumstances which make the indebtedness unenforceable against the borrower.

I will remain obligated to pay on this guaranty even if any other person who is obligated to pay the borrower’s debt, including the borrower, has such obligation discharged in bankruptcy, foreclosure, or otherwise discharged by law. In such situations, my obligation shall include post-bankruptcy petition interest and attorneys’ fees and any other amounts which borrower is discharged from paying or which do not otherwise accrue to borrower’s indebtedness due to borrower’s discharge. I will also be obligated to pay you, to the fullest extent permitted by law, any deficiency remaining after foreclosure of any mortgage or security interest securing borrower’s debt, whether or not the liability of borrower or any other obligor for such deficiency is discharged by statue or judicial decision. If any payments by borrower to you are thereafter set aside, recovered, rescinded, in whole or in part, are settled by you at your discretion, or are in any way recouped or recovered from you for any reason (Including, without limitation, the bankruptcy, insolvency, or reorganization of borrower or any other obligor), then I am obligated to reimburse or indemnify you for the full amount you so pay together with costs, interest, attorneys’ fees and all other expenses which you incur in connection therewith. I also agree that if my liability is limited to a stated principal amount (plus other agreed charges), you may allow the borrower to incur debt in excess of the specified amount and apply to the payment of such excess any amounts you receive for payment of the debt from the borrower or any other person, any amounts resulting from any collateral, or amounts received from any other source, without affecting my obligations under this agreement.

No modification of this agreement is effective unless in writing and signed by you and me, except that you may, without notice to me and without the addition of a signed writing or my approval; (1) release any borrower or other person who may be liable for borrower’s debt, (2) release or substitute any collateral, (3) fail to perfect any security interest or otherwise impair any collateral, (4) waive or impair any right you may have against any borrower or other person who may be liable for borrower’s debt, (5) settle or compromise any claim against the borrower or any person who may be liable for the borrower’s debt, (6) procure any additional security or persons who agree to be liable for borrower’s debt, (7) delay or fail to pursue enforcement of the debt, (8) apply amounts you receive from the borrower or other persons to payment of the debt in any order you select, (9) make any election with respect to the debt provided by law or any agreement with any person liable for the debt, (10) exercise or fail to exercise any rights you have with respect to the debt, (11) extend new credit to the borrower, or (12) renew, extend, refinance or modify the borrower’s debt on any terms agreed to by you and the borrower (including, but not limited to, changes in the interest rate or in the method, time, place or amount of payment) without affecting my obligation to pay under this guaranty.

WAIVER - I waive presentment, demand, protest, notice of dishonor, and notice of acceptance of this guaranty. I also waive, to the extent permitted by law, all notices, all defenses and claims that the borrower could assert, any right to require you to pursue and remedy or seek payment from any other person before seeking payment under this agreement, and all other defenses to the debt, except payment in full. You may without notice to me and without my consent, enter into agreements with the borrower from time to time for purposes of creating or continuing the borrower’s debt as allowed by this guaranty. I agree that I will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure (or repossession) and sale of any collateral without regard to whether borrower’s obligation to pay such deficiency is discharged by law. If any payments on the debt are set aside, recovered or required to be returned in the event of the insolvency, bankruptcy or reorganization of the borrower, my obligations under this agreement will continue as if such payments had never been made.

I also waive and relinquish all present and future claims, rights, and remedies against borrower or any other obligated party arising out of the creation or my performance of this guaranty. My waiver includes, but is not limited to, the right of contribution, reimbursement, indemnification, subrogation, exoneration, and any right to participate in any claim or remedy you may have against the borrower, collateral, or other party obligated for borrower’s debts, whether or not not such claim, remedy, or right arises in equity, or under contract, statute or common law.

REMEDIES - If I fail to keep any promise contained in this agreement or any agreement securing this agreement, you may, make this agreement and the borrower’s debt immediately due and payable, you may set-off this obligation against any right I have to receive money from you (however, you may not set-off against any accounts in which my rights are only as a fiduciary or my IRA or other tax-deferred retirement account), you may use any remedy you have under state or federal law, and you may use any remedy given to you by any agreement securing this agreement. If I die, am declared incompetent, or become insolvent (either because my liabilities exceed my assets or because I am unable to pay my debts as they become due), you may make the debt immediately due and payable.

COLLECTION COSTS - Except when prohibited by law, I agree to pay the reasonable costs and expenses you incur to enforce and collect this agreement, including attorney’s fees and court costs.

SECURITY - This guaranty is ☒ unsecured ☐ secured by ____________________________________________________.

NOTICE TO COSIGNER

      You are being asked to guarantee the debts described above. If you are making a “Present and Future Debt Guaranty” as identified above, you are being asked to guarantee present as well as future debts of the borrower entered into with this lender. Think carefully before you do. If the borrower doesn’t pay these debts, you will have to. Be sure you can afford to pay If you have to, and that you want to accept this responsibility.

      You may have to pay up to the full amount of these debts if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.

      The lender can collect these debts from you without first trying to collect from the borrower. The lender can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If these debts are ever in default, that face may become part of your credit record.

In witness whereof, I have signed my name and affixed my seal on this   1st day of            February,    2007           , and, by doing so, agree to the terms of this guaranty and acknowledge having read the Notice to Cosigner.

/s/ LUZ LOPEZ URRUTIA	(SEAL)
LUZ LOPEZ URRUTIA

(SEAL)

(SEAL)
JOSE GONZALEZ
NOTARY PUBLIC
GWINNETT COUNTY, GEORGIA MY COMMISSION EXPIRES AUGUST 13, 2007	(SEAL)

(page 1 of 1)

JAMES RICHARD CHAMBERS			BANUESTRA FINANCIAL CORPORATION
1139 GOODWIN RD NE		THE PEOPLES BANK
		P O DRAWER 788	623 HOLCOMB BRIDGE RD
ATLANTA GA	30324	WINDER, GA. 30680	ROSWELL GA	30076 0000
GUARANTOR’S NAME AND ADDRESS “I” includes each guarantor above, jointly and severally.		LENDER’S NAME AND ADDRESS “You” means the Lender, Its successors and assigns.	BORROWER’S NAME AND ADDRESS “Borrower” means each person above.

GUARANTY

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce you, at your option, to make loans or engage in any other transactions with borrower from time to time, I absolutely and unconditionally guarantee the full payment of the following debts (as defined herein) when due (whether at maturity or upon acceleration):

PresENT DEBT GUARANTY

☐            I absolutely and unconditionally guarantee to you the payment and performance of the following described debt (including all renewals, extensions, refinancings and modifications) of the borrower:                                                                                              .

PRESENT AND FUTURE DEBT GUARANTY

☒          I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you including, but not limited to, the following described debt(s):       NOTE DATED 02/01/2007 NOT TO EXCEED   $500,000,00                    .

☐            I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you, up to the principal amount of $____________ plus accrued interest, attorneys’ fees and collection costs referable thereto when permitted by law), and all other amounts agreed to be paid under all agreements evidencing the debt and securing the payment of the debt. You may, without notice, apply this guaranty to such debts of the borrower as you may select from time to time.

DEFINITIONS - As used in this agreement, the terms “I,” “ we,” and “my” mean all persons signing this guaranty agreement, individually and jointly, and their hairs, executors, administrators and assigns.

The term “debt” means all debts, liabilities, and obligations of the borrower (including, but not limited to, all amounts agreed to be paid under the terms of any notes or agreements securing the payment of any debt, liability or obligation, overdrafts, letters of credit, guaranties, advances for taxes, insurance, repairs and storage, and all extensions, renewals, refinancings and modifications of these debts) whether now existing or created or incurred in the future, due or to become due, or absolute or contingent, except for any obligations incurred by borrower after the date of this guaranty for which the borrower meets your standard or creditworthiness based on the borrower’s own assets and income without the addition of a guaranty, or to which, although you require the addition of a guaranty, the borrower chooses someone other than me to guaranty the obligation.

APPLICABLE LAW - This agreement is governed by the law of the state in which you are located. Any term of this agreement that does not comply with applicable law will not be effective if that law does not expressly or impledly permit variations by agreement. If any part of this agreement cannot be enforced according to its terms, this fact will not affect the balance of this agreement.

REVOCATION - I agree that this is an absolute and continuing guaranty. If this guaranty is limited to the payment of a spacific debt of the borrower described above, this agreement cannot be revoked and will remain in effect until the debt is paid in full. If this guaranty covers both the borrower’s present and future debts, I agree that this guaranty will remain binding on me, whether or not there are any debts outstanding, until you have actually received written notice of my revocation or written notice of my death or incompetence.

Notice of revocation or notice of my death or incompetence will not affect my obligations under this guaranty with respect to any debts incurred by or for which you have made a commitment to borrower before you actually receive such notice, and all renewals, extensions, refinancings, and modifications of such debts. I agree that if any other person signing this agreement provides a notice of revocation to you, I will still be obligated under this agreement until I provide a notice of revocation to you. If any other person signing this agreement dies or is declared incompetent, such fact will not affect my obligations under this agreement.

OBLIGATIONS INDEPENDENT - I agree that I am obligated to pay according to the terms of this guaranty even if any other person has agreed to pay the borrower’s debt. My obligation to pay according to the terms of this guaranty shall not be affected by the illegality, invalidity or unenforceability of any notes or agreements avidencing the debt, the violation of any applicable usury laws, forgery, or any other circumstances which make the indebtedness unanforceable against the borrower.

I will remain obligated to pay on this guaranty even if any other person, who is obligated to pay the borrower’s debt, including the borrower, has such obligation discharged in bankruptcy, foreclosure, or otherwise discharged by law. In such situations, my obligation shall include post-bankruptcy petition interest and attorneys’ fees and any other amounts which borrower is discharged from paying or which do not otherwise accrue to borrower’s indebtedness due to borrower’s discharge. I will also be obligated to pay you, to the fullest extent permitted by law, any deficiency remaining after foreclosure of any mortgage or security interest securing borrower’s debt whether or not liability of borrower or any other obligor for such deficiency is discharged by statute or judicial decision. If any payments by borrower to you are thereafter set aside, recovered, rescinded, in whole or in part, are settled by you at your discretion, or are in any way recouped or recovered from you for any reason (including, without limitation, the bankruptcy, insolvency, or reorganization of borrower or any other obligor), then I am obligated to reimburse or indemnify you for the full amount you so pay together with costs, Interest, attorneys’ fees and all other expenses which you incur in connection therewith. I also agree that if my liability is limited to a stated principal amount, (plus other agreed charges), you may allow the borrower to incur debt in excess of the specified amount and apply to the payment of such excess any amounts you receive for payment of the debt from the borrower or any other person, any amounts resulting from any collateral, or amounts received from any other source, without affecting my obligations under this agreement.

No modification of this agreement is effective unless in writing and signed by you and me, except that you may, without notice to me and without the addition of a signed writing or my approval; (1) release any borrower or other person who may be liable for borrower’s debt, (2) release or substitute any collateral, (3) fail to perfect any security Interest or otherwise impair any collateral, (4) waive or impair any right you may have against any borrower or other persons who may be liable for borrowers debt, (5) settle or compromise any claim against the borrower or any persons who may be liable for the borrower’s debt, (6) procure any additional security or persons who agree to be liable for borrower’s debt, (7) delay or fail to pursue enforcement of the debt, (8) apply amounts you receive from the borrower or other persons to payment of the debt in any order you select, (9) make any election with respect to the debt provided by law or any agreement with any person liable for the debt, (10) exercise or fail to exercise any rights you have with respect to the debt, (11) extend new credit to the borrower, or (12) renew, extend, refinance or modify the borrower’s debt on any terms agreed to by you and the borrower (including, but not limited to, changes in the Interest rate or in the method, time, place or amount of payment) without affecting my obligation to pay under this guaranty.

WAIVER - I waive presentment, demand, protest, notice of dishonor, and notice of acceptance of this guaranty. I also waive, to the extent permitted by law, all notices, all defenses and claims that the borrower could assert, any right to require you to pursue any remedy or seek payment from any other person before seeking payment under this agreement, and all other defenses to the debt, except payment in full. You may without notice to me and without my consent, enter into agreements with the borrower from time to time for purposes of creating or continuing the borrower’s debt as allowed by this guaranty. I agree that I will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure (or repossession) and sale of any collateral without regard to whether borrower’s obligation to pay such deficiency is discharged by law. If any payments on the debt are set aside, recovered or required to be returned in the event of the insolvency, bankruptcy or reorganization of the borrower, my obligations under this agreement will continue as if such payments ad never been made.

I also waive and relinquish all present and future claims, rights, and remedies against borrower or any other obligated party arising out of the creation or my performance of this guaranty. My waiver includes, but is not limited to, the right of contribution, reimbursement, indemnification, subrogation, exoneration, and any right to participate in any claim or remedy you may have against the borrower, collateral, or other party obligated for borrower’s debt, whether or not not such claim, remedy, or right arises in equity, or under contract, statute or common law.

REMEDIES - If I fail to keep any promise contained in this agreement or any agreement securing this agreement, you may, make this agreement and the borrower’s debt immediately due and payable, you may set-off this obligation against any right I have to receive money from you (however, you may not set-off against any accounts in which my rights are only as a fiduciary or my IRA or other  tax-deferred retirement account), you may use any remedy you have under state or federal law, and you may use any remedy given to you by any agreement securing this agreement. If I die, am declared incompetent, or become insolvent (either because my liabilities exceed my assets or because I am unable to pay my debts as they become due), you may make the debt immediately due and payable.

COLLECTION COSTS - Except when prohibited by law, I agree to pay the reasonable costs and expenses you incur to enforce and collect this agreement, Including attorneys’ fees and court costs.

SECURITY - This guaranty is ☒ unsecured ☐ secured by

NOTICE OF CONSIGNER

You are being asked to guarantee the debts described above. If you are making a “Present and Future Debt Guaranty” as identified above, you are being asked to guarantee present as well as future debts of the borrower entered into with this lender. Think carefully before you do. If the borrower doesn’t pay these debts, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of these debts if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.

The lender can collect these debts form you without first trying to collect from the borrower. The lender can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If these debts are ever in default, that fact may become part of your credit record.

In witness whereof, I have signed my name and affixed my seal on this     1st    day of    February, 2007   , and, by going so, agree to the terms of this guaranty and acknowledge having read the Notice to Consigner.

/s/ JAMES RICHARD CHAMBERS
JAMES RICHARD CHAMBERS	(SEAL)

(SEAL)

JOSE GONZALEZ
NOTARY PUBLIC
GWINNETT COUNTY, GEORGIA
MY COMMISSION EXPRESS AUGUST 13, 2007	(SEAL)

[ILLEGIBLE]